                                 CONSULTING AGREEMENT
                             BETWEEN MELVILLE R. BOIS AND
                            HYPERTENSION DIAGNOSTICS, INC.


     This Agreement is made and entered into effective 1st day of January, 1996, by and between Melville R. Bois ("Consultant") and Hypertension Diagnostics, Inc., a Minnesota corporation ("Company") on the terms and conditions set forth below.

I. DUTIES OF CONSULTANT. Consultant will serve Company as President and Chief Executive Officer on a part-time basis until the Company, acting through its Board of Directors, appoints another President and Chief Executive Officer. Consultant shall serve under the direction of the Board of Directors of Company, and shall perform such duties as may be directed by the Board of Directors.

II. COMPENSATION. In full consideration of the covenants contained herein, Consultant's rendition of services under this Agreement, and subject to the full performance by Consultant of his obligations hereunder, Company shall provide and the Consultant shall accept the following:

     A. SALARY. Consultant shall be paid at the rate of Four Thousand Dollars ($4,000) per month on a monthly basis (that is, once per month at the end of the month) in accordance with the normal payroll procedures of Company as established by the Board of Directors of Company.

     B. STOCK OPTIONS. Company shall grant Consultant an option to acquire up to 12,500 shares of the Company's $.01 par value common stock, as more fully described in the document entitled "Non-Qualified Stock Option Agreement between Melville R. Bois and Hypertension Diagnostics, Inc.," attached hereto as Exhibit A (the "Option Agreement").

     C. REIMBURSEMENT OF BUSINESS EXPENSES. Company shall, in accordance with, and to the extent of, its policies in effect from time to time, bear all ordinary and necessary business expenses incurred by the Consultant in performing his duties as an employee of Company, provided that Consultant accounts promptly for such expenses to Company in the manner prescribed from time to time by Company.

     D. NO WITHHOLDINGS. Due to Consultant's position as an independent contractor, Company shall make no withholdings, deductions or payments from sums payable to Consultant under this Agreement.


III. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Consultant shall keep confidential and shall not disclose to anyone or use, either during or after the term of this Agreement, any confidential information of Company, except as is required by Consultant's duties, or as authorized in writing by Company. "Confidential Information" means any information or compilation of information which derives independent economic value from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from it disclosure or use. The term "Confidential Information" shall not be deemed to include any information which is in or hereafter enters the public domain through no wrongful act of Consultant.
     Examples of Confidential Information not to be disclosed or used except as permitted by Company, include but are not limited to:

     A. Information concerning Company's operations, organizational structure, methods, technology, procedures, finances, accounting, and legal matters;

     B. Information concerning Company's sales activities and strategies, marketing activities and strategies, servicing activities and strategies, and strategic business planning activities;

     C. Information concerning Company's past, present, or potential customers (hereafter referred to as "customers"), including the names, addresses and telephone numbers of these customers; the identity of the individuals responsible for buying products and services on behalf of these customers; the needs and buying tendencies of these customers; contract negotiations between Company and these customers; the contents of contracts and agreements between Company and these customers; financial information concerning these customers' business operations; credit information regarding these customers; and identity, quantity, and price of products or services purchased from Company by these customers;

     D. Vendor and supplier information including the names, addresses, and telephone numbers of Company's vendors and suppliers; information regarding Company's relationship with its vendors and suppliers; contract negotiations between Company and its vendors and suppliers; the contents of contracts and agreements between Company and its vendors and suppliers; financial information concerning its vendors and suppliers; and identity, quantity and prices of products purchased by Company from its vendors and suppliers;

     E. Information regarding Company's pricing of its products and services, including price lists and pricing strategies;

     F.   Personnel records and data.

IV. BUSINESS RECORDS. Consultant shall not remove any records or documents from the premises of Company or its clients in either original, duplicate, or copied form, except as necessary in the ordinary course of conducting business for Company. Consultant shall immediately deliver to Company, upon termination of this Agreement with Company, any such records or documents in Consultant's possession or control.

V. DUTIES. Consultant shall devote his best efforts to Company and to fulfilling the duties of his position which shall include such duties as may from time to time be assigned him by the

     Board of Directors of the Company; provided that such duties are reasonably consistent with Consultant's education and experience, and not in conflict with his other business and employment commitments.

VI.  TERMINATION OF AGREEMENT.

     A. DURATION OF AGREEMENT. Unless properly terminated as provided herein, this Agreement shall continue in effect for a term of one (1) year, that is, until December 31, 1996.

     B. TERMINATION BY CONSULTANT. Provided that Consultant shall have served in such capacity for a minimum of six (6) months (including the period of the notice of termination), Consultant may give written notice of termination of this Agreement for any reason thirty (30) days prior to the proposed date of termination, at which time this Agreement shall terminate.

     C. TERMINATION BY COMPANY. Company may give written notice of termination of this Agreement only for Reasonable Cause thirty (30) days prior to the proposed date of termination, at which time this Agreement shall terminate. No waiver by Company of any breach of this Agreement shall be deemed a waiver of any prior or subsequent breach. For purposes of this Agreement, "Reasonable Cause" shall mean:

          1. Dishonesty, fraud, misrepresentation, diversion of corporate opportunity, using insider information for personal gain, theft or embezzlement of Company assets, or material intentional violations of law;

          2. Willful or reckless misconduct by Consultant in the performance of the duties, functions, obligations or responsibilities delegated to Consultant; or

          3. The hiring of a President and Chief Executive Officer of the Company; provided that if the Company terminates this Agreement pursuant to this subsection 3 before Consultant has served for a minimum of six (6) months, then Consultant shall be entitled to the compensation and stock options specified hereunder as if this Agreement had remained in effect for six (6) months.

     D. EFFECT OF DISABILITY OR DEATH. This Agreement shall terminate immediately upon the disability (that is, the physical or mental condition of Consultant that prohibits Consultant from discharging his duties) or death of Consultant. Subject to Section 4 of the Option Agreement, upon the date of disability or death of Consultant, any and all obligations of Company or its successors and assigns hereunder shall be terminated, relieved and discharged; PROVIDED HOWEVER, Consultant or Consultant's estate shall be paid in the aggregate, a minimum of $24,000 hereunder for the minimum of a six (6) month period described in Section VI C4 hereof, unless this Agreement is terminated prior to six (6) months pursuant to Section VI C1, 2 or 3 hereof.

      E. COOPERATION UPON TERMINATION. Following notice of termination of this Agreement, Consultant shall fully cooperate with Company in all matters relating to the winding up of Consultant's pending work on behalf of Company and the orderly transfer of such pending work to such other employees as may be designated by Company.

VII. NON-TRANSFERABILITY. This Agreement may not be assigned or transferred by Company, and shall not be assigned by Consultant to any other person or entity.

VIII. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each of the parties to this Agreement.

IX.   GOVERNING LAW.

      A. The laws of Minnesota shall govern the validity, interpretation and performance of the respective duties and obligations of this Agreement.

      B. Consultant consents to venue and jurisdiction in the District Court of Hennepin County, State of Minnesota, and in the United States District Court for the District of Minnesota, and to service of process under Minnesota law, in any action commenced by Company to enforce this Agreement.


X. SEVERABILITY. If any provision of this Agreement is adjudged void, invalid or unenforceable under law, the remainder of this Agreement shall continue and remain in full force and effect.

XI. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be amended, changed, modified, terminated, or waived other than by written instrument signed by both parties.

XII. SUPREMACY. This Agreement supersedes all prior oral or written agreements and understandings between Consultant and Company concerning the subject matter hereof.

XIII. INDEPENDENT CONTRACTOR. The parties acknowledge that Consultant is acting as an independent contractor, and it is not the intention of the parties that Consultant be deemed to be an employee of the Company. Company acknowledges that Consultant is otherwise employed and that he will fulfill the interim role of President and Chief Executive Officer on a part-time basis only, without a requirement to perform such services at particular times, and that he will do so in a manner that is consistent with his current employment and other business commitments.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year below written:


CONSULTANT                                  HYPERTENSION DIAGNOSTICS, INC.


/s/ Melville R. Bois                        By /s/ Charles F. Chesney
-----------------------------               ----------------------------------
Melville R. Bois                            Its President/CEO
                                               -------------------------------


Dated: December 7, 1995                     Dated: December 7, 1995
       ----------------------                      ---------------------------

                         NON-QUALIFIED STOCK OPTION AGREEMENT
                             BETWEEN MELVILLE R. BOIS AND
                            HYPERTENSION DIAGNOSTICS, INC.

     THIS AGREEMENT is made and entered into as of January 1, 1996, between Hypertension Diagnostics, Inc., a Minnesota corporation ("Company"), and Melville R. Bois ("Optionee") on the terms and conditions set forth below.

     WHEREAS, the Board of Directors of the Company has decided to permit Non-Qualified Stock Options to be granted to certain individuals providing valuable services to the Company and any subsidiary corporations of the Company to purchase voting common stock of the Company; and

     WHEREAS, the Company desires the Optionee to secure stock ownership in the Company in order to increase effectiveness and personal interest in the Company;

     NOW THEREFORE, in consideration of the promises and of the covenants and agreements set forth below, it is mutually agreed as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee an option to purchase from the Company all or any part of an aggregate amount of 12,500 shares of the voting common stock of the Company, par value $.01 per share ("Option Shares"), at an option price of $2.00 per share. The date of this Agreement is the date of the grant.

     2. EXERCISE PERIOD. The Option shall become exercisable with respect to the Option Shares in monthly installments. The following table sets forth the initial dates of exercisability of each installment and the number of Option Shares as to which this Option shall become exercisable on such dates, provided the Option Shares described below available for exercise shall become so exercisable only if the "Consulting Agreement Between Melville R. Bois and Hypertension Diagnostics, Inc." ("Consulting Agreement"), of which this Agreement is an Exhibit, has not been terminated by Optionee or Company prior to the respective initial date of exercisability set forth below:

               INITIAL DATE             NUMBER OF OPTION SHARES
               OF EXERCISABILITY        AVAILABLE FOR EXERCISE

               January 31, 1996         1,250
               February 29, 1996        1,250
               March 31, 1996           1,250
               April 30, 1996           1,250
               May 31, 1996             1,250
               June 30, 1996            1,250
               July 31, 1996            1,250
               August 31, 1996          1,250
               September 30, 1996       1,250
               October 31, 1996         1,250

                                   EXHIBIT A

          The foregoing rights to exercise this Option shall be cumulative with respect to the Option Shares becoming exercisable on each such date but in no event shall this Option be exercisable after, and this Option shall become void and expire as to all unexercised Option Shares, at 5:00 p.m. (Minneapolis, Minnesota time) on December 31, 2006.

     3. EXERCISE OF OPTION. This option may be exercised only by written notice of intent to the Company at its office at Five Acorn Drive, South St. Paul, MN 55077-1420. Such notice shall state the number of shares in respect of which the option is being exercised and shall be accompanied by payment for such shares in cash, certified or cashier's check or by personal check, if acceptable to the Board of Directors of Company. The exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Optionee, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

     4. EXERCISE UPON DEATH. Notwithstanding Section 2 hereof, if Optionee shall die, this option may be exercised with respect to all Option Shares available for exercise by Optionee at the date of Optionee's death by the person or persons to whom Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators.

     5.   CHANGE IN CONTROL.

          a. DEFINITION. For purposes of this Agreement, the term "Change in Control" shall mean any transaction or occurrence of events in which (i) Company merges or consolidates with any other corporation and is not the surviving corporation after such merger or consolidation; (ii) Company transfers all or substantially all of its business and assets to any other person, individual, corporation, partnership, group, or association; or
               (iii) more than 50% of Company's outstanding voting shares are purchased by any other person, individual, corporation, partnership, group or association.

          b. ACCELERATION. If any events constituting a Change in Control of the Company shall occur, Optionee shall be entitled to receive option rights covering shares of the surviving or acquiring entity in the same proportion, at an equivalent price, and subject to the same conditions as this Option; provided, however, that Optionee may, at his sole discretion, accelerate the right to exercise this Option thirty (30) days prior to the anticipated effective date of any of the foregoing transactions.

     6. DILUTION OR OTHER ADJUSTMENTS. If there shall be any change in the shares of voting common stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the outstanding options shall be made by the Company. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject and the price per share subject to outstanding and future options in order to prevent dilution or enlargement of option rights.

     7. NO RIGHT TO CONTINUED COMPENSATION. Nothing contained in this Agreement shall obligate the Company or any subsidiary corporation of the Company to continue to accept and pay for the services of Optionee as a consultant, employee or independent contractor for any particular period or interfere with the right of the Company or any such subsidiary to terminate any contract or employment relationship with Optionee.

     8. NO SHAREHOLDER RIGHTS. Optionee shall have no rights as a stockholder with respect to any shares of common stock subject to this option prior to the date of issuance of a certificate or certificates for such shares.

     9. INVESTMENT REPRESENTATION. Notice of the exercise of this option shall include a representation that any of the Option Shares purchased shall be acquired as an investment and not with a view to, or for sale in connection with, any public distribution.

     10. COMPLIANCE WITH LAW AND REGULATIONS. The Optionee acknowledges that this option may not be exercised until the Company has taken all actions then required to comply with all applicable federal and state laws, rules and regulations and any exchange on which the stock may then be listed. The certificates representing the shares purchased upon the exercise of this option shall bear a legend in substantially the following form:

          These shares have not been registered either under any applicable federal law and rules and resale will not be permitted under state law unless the shares are first registered under the Minnesota Securities Law. Further, no sale, offer to sell, or transfer of these shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares.

     11. NON-TRANSFERABILITY. Subject to Section 4 hereof, this option shall not be transferable other than by will or by laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by such Optionee.

     12. DISPUTE OR DISAGREEMENT. As a condition of the granting of this option, the Optionee agrees that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board of Directors in its sole discretion, and that any interpretation by the Board of Directors of the terms of this Agreement shall be final, binding and conclusive.

     13. OTHER ASSISTANCE. Upon the exercise of this option the Optionee or other person exercising the option must execute any document or make any representation or give any commitment which the Board of Directors, in its discretion, deems necessary or advisable by reason of the securities laws of the United States or any state, and execute any document for the purpose of restricting the transfer of stock to third parties, or pay any sum of money in respect of taxes or undertake to pay or have paid any such sum which the Board of Directors, in its discretion, deems necessary by reason of the Code or any rule or regulation thereunder, or by reason of the tax laws of any state or any contracts or agreements in effect at such time.

     14. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each of the parties to this Agreement.

     15.  GOVERNING LAW.

          A. The laws of Minnesota shall govern the validity, interpretation and performance of the respective duties and obligations of this Agreement.

          B. Optionee consents to venue and jurisdiction in the District Court of Hennepin County, State of Minnesota, and in the United States District Court for the District of Minnesota, and to service of process under Minnesota law, in any action commenced by Company to enforce this Agreement.

     16. SEVERABILITY. If any provision of this Agreement is adjudged void, invalid or unenforceable under law, the remainder of this Agreement shall continue and remain in full force and effect.

     17. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be amended, changed, modified, terminated, or waived other than by written instrument signed by both parties.

     18. SUPREMACY. This Agreement supersedes all prior oral or written agreements and understandings between Optionee and Company concerning the subject matter hereof, including any implied or express representations regarding Optionee's ownership of any interest in Company or its property, and any prior oral or written agreements conveying stock option rights to Optionee.

     19. REGISTRATION RIGHTS. If, at any time prior to December 31, 2006, the Company shall propose to file any Registration Statement (other than any registration on Form S-4, or any other similarly inappropriate form or Registration Statement with respect to any initial public offering in which there are no selling shareholders) under the Securities Act of 1933, as amended, covering a public offering of the Company's Common Stock, it will notify Optionee at least forty-five
          (45) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation) the Common Stock purchased by Optionee or purchasable by Optionee upon the exercise of the Option to the extent requested by Optionee. Notwithstanding the foregoing, the number of shares of the holder of this Option proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the request of the managing underwriter of such offering. If the Registration Statement or Offering Statement filed pursuant to such forty-five (45) day notice has not become effective within six months following the date such notice is given to Optionee, the Company must again notify Optionee in the manner provided above.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year below written:

OPTIONEE                                        HYPERTENSION DIAGNOSTICS, INC.


-----------------------------                   By____________________________
Melville R. Bois                                Its___________________________

Dated:_______________________                   Dated:________________________

                  NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTIONS

Hypertension Diagnostics, Inc.
Five Acorn Drive
South St. Paul, MN 55077-1420

Gentlemen:

     The undersigned is the holder of a non-qualified stock option (the "Option") to purchase shares of voting common stock ("Stock") of Hypertension Diagnostics, Inc. (the "Company"), pursuant to the Non-Qualified Stock Option Agreement between Melville R. Bois and Hypertension Diagnostics, Inc. dated January 1, 1996. The undersigned hereby irrevocably elects to exercise the Option to purchase ___________ shares of Stock ("Option Shares"). Enclosed herewith is payment for the Option Shares as required under the Agreement. The undersigned requests that the certificate representing the Option Shares be issued in the name of the undersigned and delivered to the address set forth below.

     In connection with the issuance of the Option Shares to the undersigned, the undersigned hereby certifies and represents to the Company that the undersigned is acquiring such shares for the purpose of investment and not with a view toward distribution. The undersigned understands that these securities have not been registered either under any applicable federal law and rules or applicable state law and rules and that resale will not be permitted under state law unless the securities are first registered or the sale is a transaction exempt from registration under the applicable state securities law.

     The undersigned further understands that no sale, offer to sell, or transfer of the Option Shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended (the "Act"), with respect to the Option Shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to the Option Shares. The undersigned understands that a legend reciting this investment restriction shall be placed on any stock certificate that may be issued to the undersigned.


---------------------------------
Melville R. Bois (Optionee)


---------------------------------
---------------------------------
---------------------------------
Address

---------------------------------
Social Security No.

Dated:---------------------------